UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2018

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement and Plan of Merger

On April 4, 2018, NU Pet Company, a Delaware corporation (the “Purchaser”) and a direct wholly-owned subsidiary of The J. M. Smucker Company, an Ohio corporation (the “Company”), entered into a Stock Purchase Agreement and Plan of Merger (the “Merger Agreement”), by and among the Purchaser, PR Merger Sub I, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Purchaser (“Merger Sub”), Ainsworth Pet Nutrition Parent, LLC, a Delaware limited liability company (“Ainsworth”), CP APN, Inc., a Delaware corporation (“CP Blocker”), CP APN, L.P., a Delaware limited partnership (“CP Blocker Seller” and, together with CP Blocker, the “CP Blocker Parties”), CP APN, L.P, a Delaware limited partnership, solely in its capacity as the representative of the CP Blocker Seller and the other holders of the issued and outstanding units of Ainsworth (the “Sellers’ Representative”) and, solely for the limited purpose set forth in the Merger Agreement, the Company, pursuant to which the Purchaser will acquire Ainsworth on the terms and subject to the conditions set forth in the Merger Agreement. The aggregate consideration to be paid by the Purchaser will consist of $1.9 billion in cash (which will be adjusted for Ainsworth’s indebtedness, cash, transaction expenses, and certain other amounts, and is subject to a customary working capital adjustment). The Company expects to realize a tax benefit related to the acquisition of Ainsworth with a present value of approximately $200 million.

Subject to the terms and conditions set forth in the Merger Agreement, the acquisition of Ainsworth will be effected through (i) the purchase by the Purchaser of all of the issued and outstanding capital stock of CP Blocker and (ii) the merger of Merger Sub with and into Ainsworth (the “Merger”), as a result of which Ainsworth will survive the Merger and become a direct subsidiary of the Purchaser.

Pursuant to the terms of the Merger Agreement, the Company has irrevocably and unconditionally guaranteed to Ainsworth and CP Blocker Seller (i) the due and punctual payment of the Purchaser’s obligations set forth in the Merger Agreement and (ii) the performance of the Purchaser and Merger Sub and each of their respective permitted assignees under the Merger Agreement, subject to certain conditions set forth in the Merger Agreement (the “Guarantee”).

In connection with the Merger, the Company expects to refinance at closing all of Ainsworth’s and certain of its subsidiaries’ outstanding debt. The aggregate cash consideration, as well as any refinancing of Ainsworth’s indebtedness, is expected to be financed with a combination of new debt, commercial paper, and cash on the Company’s balance sheet. The Company entered into a commitment letter, dated April 4, 2018, with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America, N.A. that provides a commitment, subject to satisfaction of customary conditions, for a $1.9 billion 364-day senior unsecured bridge term loan credit facility.

The parties’ respective obligation to complete the Merger is subject to customary conditions, including (i) the expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the accuracy of all representations and warranties made by the other parties in the Merger Agreement and performance by the other parties of their obligations under the Merger Agreement (subject in each case to certain materiality standards).

The Merger Agreement contains certain termination rights, including the right of either party to terminate the Merger Agreement if the Merger has not occurred by August 2, 2018, subject to extension pursuant to the Merger Agreement.

The Merger Agreement contains customary representations and warranties. Each party has agreed to various covenants and agreements, including, among others, in the case of Ainsworth and its subsidiaries, an agreement to conduct business in the ordinary course during the period prior to the closing of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company, Ainsworth, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Ainsworth, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Company’s Guarantee is incorporated herein by reference.

Item 8.01.	Other Events.

On April 4, 2018, the Company issued a press release announcing the execution of the Merger Agreement, as well as the strategic review of the Company’s U.S. baking business. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance, or achievements expressed or implied by those forward-looking statements. Readers should understand that the risks, uncertainties, factors, and assumptions listed and discussed in this Current Report on Form 8-K, including the following important factors and assumptions, could affect the future results of the Company and could cause actual results to differ materially from those expressed in the forward-looking statements:

•	the ability of the parties to satisfy closing conditions for the Ainsworth transaction, including receipt of the required regulatory approvals, without unexpected delays or conditions;

•	the ability to successfully integrate the acquired Ainsworth business in a timely and cost-effective manner;

•	the ability to achieve cost efficiencies in the amounts and within the time frames currently anticipated and to effectively manage the related one-time costs;

•	the ability to successfully complete a potential divestiture of the U.S. baking business in a timely and cost-effective manner;

•	the ability to obtain required financing on a timely basis and on acceptable terms;

•	the ability to maintain an investment grade credit rating;

•	the ability to generate sufficient cash flow to meet deleveraging objectives;

•	volatility of commodity, energy, and other input costs;

•	risks associated with derivative and purchasing strategies employed to manage commodity pricing risks;

•	the ability to implement and realize the full benefit of price changes that are intended to ultimately fully recover costs;

•	general competitive activity in the market, including competitors’ pricing practices and promotional spending levels;

•	the loss of significant customers, a substantial reduction in orders from these customers, or the bankruptcy of any such customer;

•	impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in useful lives of other intangible assets; and

•	risks related to other factors described under “Risk Factors” in other reports and statements filed with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K.

The Company undertakes no obligation to update or revise these forward-looking statements, which speak only as of the date made, to reflect new events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement and Plan of Merger, dated as of April 4, 2018, by and among NU Pet Company, PR Merger Sub I, LLC, Ainsworth Pet Nutrition Parent, LLC, CP APN, Inc., CP APN, L.P., and, solely for the limited purpose set forth therein, The J. M. Smucker Company.

99.1	Press Release issued by The J. M. Smucker Company on April 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: April 4, 2018	By:	/s/ Jeannette L. Knudsen
Jeannette L. Knudsen
Senior Vice President, General Counsel and Secretary

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